The United States of America

The Director of the United States Patent and Trademark Office

Has received an application for a patent for a new and useful invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.

Therefore, this

United States Patent

Grants to the person(s) having title to this patent the right to exclude others from making, using, offering for sale, or selling the invention throughout the United States of America or importing the invention into the United States of America for the term set forth below, subject to the payment of maintenance fees as provided by law.

If this application was filed prior to June 8, 1995, the term of this patent is the longer of seventeen years from the date of grant of this patent or twenty years from the earliest effective U.S. filing date of the application, subject to any statutory extension.

If this application was filed on or after June 8, 1995, the term of this patent is twenty years from the U.S. filing date, subject to any statutory extension. If the application contains a specific reference to an earlier filed application or applications under 35 U.S.C. 120, 121 or 365(c), the term of the patent is twenty years from the date on which the earliest application was filed, subject to any statutory extensions.

Director of the United States Patent and Trademark Office

US007101556B2

(12) United States Patent
Pan

(10) Patent No.: US 7,101,556 B2
(45) Date of Patent: Sep. 5, 2006

(54) PREPARATION AND USAGE OF PLASMODIUM FUSION ANTIGEN

(75) Inventor: Weiqing Pan, Shanghai (CN)

(73) Assignee: Second Military Medical University, Shanghai (CN)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: 10/467,198

(22) PCT Filed: Feb. 1, 2002

(86) PCT No.: PCT/CN02/00049

§ 371 (c)(1),
(2), (4) Date: Aug. 1, 2003

(87) PCT Pub. No.: WO02/072625

PCT Pub. Date: Sep. 19, 2002

(65) Prior Publication Data

US 2004/0063190 A1 Apr. 1, 2004

(30) Foreign Application Priority Data

Feb. 1, 2001 (CN) 01 1 05292

(51) Int. Cl.

A61K 39/00	(2006.01)
A61K 38/00	(2006.01)
A61K 39/38	(2006.01)
C12N 15/00	(2006.01)
C12N 15/74	(2006.01)
C07K 1/00	(2006.01)
C07K 21/04	(2006.01)

(52) U.S. Cl. 424/194.1; 424/184.1; 424/185.1; 424/192.1; 424/193.1; 424/265.1; 424/268.1; 424/266.1; 424/272.1; 530/300; 530/350; 435/320.1; 435/252.1; 536/23.1; 536/23.6

(58) Field of Classification Search 530/300, 530/350; 536/23.1, 23.6; 514/2, 44; 424/184.1, 424/185.1, 265.1, 268.1; 435/320.1, 252.1; 930/210

See application file for complete search history.

(56) References Cited

U.S. PATENT DOCUMENTS

4,643,896 A	2/1987	Asakura et al.	
5,185,146 A	2/1993	Altenburger	
5,229,110 A	7/1993	DuBois et al.	
5,720,959 A *	2/1998	Holder et al.	424/272.1
5,766,597 A *	6/1998	Paoletti et al.	424/199.1
5,814,617 A	9/1998	Hoffman et al.	
6,534,062 B1 *	3/2003	Raz et al.	424/193.1
6,551,586 B1 *	4/2003	Davidson et al.	424/93.2
6,593,463 B1 *	7/2003	Chen et al.	536/23.7
6,669,945 B1	12/2003	Nardin et al.	
6,855,322 B1 *	2/2005	Lyon et al.	424/268.1
6,933,130 B1 *	8/2005	Bujard et al.	435/69.1
2003/0032787 A1 *	2/2003	Lunar et al.	536/23.1
2004/0063190 A1 *	4/2004	Pan	435/252.3
2004/0091971 A1 *	5/2004	Kocken et al.	435/69.3
2005/0208068 A1 *	9/2005	Milich et al.	424/189.1
2006/0018911 A1 *	1/2006	Ault-Riche et al.	424/178.1
2006/0018932 A1 *	1/2006	Longacre-Andre et al.	424/272.1

FOREIGN PATENT DOCUMENTS

EP	1357128 A1 *	10/2003
WO	WO 95/21192 A	8/1995
WO	WO 98/14583 A	4/1998
WO	WO 00/63245 A	10/2000
WO	WO 02/72625 A1 *	9/2002

OTHER PUBLICATIONS

Zhang et al, Shengwu Huaxue Yu Shengwu Wuli Xuebao. 2003. 35/4:345-349 Abstract Only.*
Ming et al, Chinese medical Journal, Aug. 1999, 112/8:691-697 Abstract Only.*
Enders et al, Mem. Inst. Oswaldo Cruz. 1992, 87/Suppl. 3:413-422 Abstract Only.*
Sallberg et al, Intervirology. 2002, 45/4-6:350-361 Abstract Only.*
Burns et al, Vaccine, May 2003, 21/17-18:1843-1852 Abstract Only.*
Anders et al, Vaccine, 1998, 16/2-3:240-247 Abstract Only.*
Patarroyo et al, Nature, 1987, 328:629-632.*
Peterson et al, Molecular and Cellular Biology, 1989, 9/7:3151-3154.*
Stoute et al, New England J. Medicine, 1997, 336:86-91.*
Gardner et al, Nature, 2002, 419:498-511.*
Marshall et al, Molecular and Biochemical Parasitology, 1996, 11:109-113.*
Kester et al, J. Infectious Diseases, 2001, 183:640-647.*
Lalvani et al, J. Infectious Diseases, 1999, 180:1656-1664.*
Jones et al, Vaccine, 1999, 17:3065-3071.*
Bojang et al, lancet, 2001, 358:1927-1934.*
Garcon et al, Expert Rev. Vaccines, 2003, 2/2:231-238.*
Kim et al, Korean J. Parasitology, 2003, 41/4:203-207.*
Stowers et al, Infection and Immunity, 2001, 69/3:1536-1546.*

(Continued)

Primary Examiner—N. M. Minnifield
(74) Attorney, Agent, or Firm—Dorsey & Whitney, LLP

(57) ABSTRACT

The invention provides a fusion protein comprising the *Plasmodium* merozoite surface protein-1 (MSP1) and the *Plasmodium* apical membrane antigen 1 (AMA-1), the encoding DNA sequence, the vector containing the sequence, the host cell containing the vector, and the genetic engineering method for preparing the fusion protein and the usage for producing anti-malarial vaccine. The AMA-1/MSP1 fusion protein of the present invention has excellent immunogenicity and can cause an effective immune response against *Plasmodium* in individuals.

10 Claims, 8 Drawing Sheets

OTHER PUBLICATIONS

Daly et al. Infection and Immunity. 1996. 64/7:2602-2608.*
Kang et al. J. Immunology. 1998. 161:4211-4219.*
Pan et al. Nucleic Acids Research. 1999. 27/4:1094-1103.*
Adda et al. Infection and Immunity. 1999. 67/9:4679-4688.*
Ahlborg et al. Infection and Immunity. 2002. 70/2:820-825.*
Fries et al. PNAS USA. 1992. 89:358-362.*
Kim et al. Yonsei Medical Journal. 2004. 45/1:129-134.*
Perraut et al. Infection and Immunity. 1995. 63/2:554-562.*
Ramasamy et al. BBA. 1999. 1453:1-13.*
Carucci. Vaccine. 2001. 19:2315-2318.*
Smooker et al. Vaccine. 2000. 18:2533-2540.*
Gilbert et al. Parasitology Today. 1997. 13/8:302-306.*
Nacher. TRENDS in Parasitology. 2001. 17/12:563-565.*
Butcher et al. Parasitology Today. 2000. 16/2:43-44.*
Taylor-Robinson. TRENDS in Microbiology. 1999. 7/1:15.*
Sauzie. Molecular Medicine Today. Jan. 1999. pp. 2-3.*
Doolan et al. Parasitology Today. 1997. 13/5:171-178.*
Plebanski et al. Current Opinion in Immunology. 2000. 12:437-441.*
Jones et al. Vaccine. 2002. 20:1675-1680.*
Arevalo-Herrera et al. Molecular Immunology. 2001. 38:443-455.*
Uhlemann et al. Molecular and Biochemical Parasitology. 2001. 118:41-48.*
Stowers et al. TRENDS in Parasitology. 2001. 17/9:415-419.*
Hoppner et al. TRENDS in Parasitology. 2001. 17/9:419-425.*
Anders et al. Parasitology Today. 2000. 16/10:444-447.*
Tatsis et al. Molecular Therapy. 2004. 10/4:616-629.*
Barnwell et al. Experimental Parasitology. 1999. 91:238-249.*
Hommel et al. Parasitology Today. 1998. 14/9:337-340.*
Galinski et al. Parasitology Today. 1996. 12/1:20-29.*
Herrera et al. International J. Parasitology. 2002. 32:1625-1635.*
Epstein et al. Vaccine. 2004. 22:1592-1603.*
Zhou et al. Protein Expression and Purification. 2004. 34:87-94.*
Rogers et al. Vaccine. 1999. 17:3136-3144.*
Shi et al. Vaccine. 2000. 18:2902-2914.*
Rafi-Janajreh et al. Experimental Parasitology. 2002. 101:3-12.*
Doolan et al. International J. parasitology. 2001. 31:753-762.*
Cox. Nature. 1992. 360:417-418.*
Kurtis et al. Infection and Immunity. 1999. 67/7:3424-3429.*
Joshi et al. Infection and Immunity. 2000. 68/1:141-150.*
Kurtis et al. TRENDS in Parasitology. 2001. 17/5:219-223.*
Shi et al. PNAS USA. 1999. 96:1615-1620.*
Ntumngia et al. Molecular and Biochemical Parasitology. 2004. 137:349-353.*
Ballou et al. Am. J. Trop. Med. Hyg.. 2004. 71/Suppl. 2:239-247.*
Moorthy et al. Lancet. 2004. 363/9403:150-156 Abstract only.*
Wu et al. J. Biotechnology. 2000. 83:125-135.*
Pan et al. J. Immunology. 2004. 172:6167-6174.*
Healer et al. Infection and Immunity. Apr. 2005. 73/4:2444-2451.*
Pedro L. Alonso, et al., "Efficacy of the RTS,S/AS02A Vaccine Against Plasmodium Falciparum Infection and Disease in Young African Children: Randomised Controlled Trial", www.thelancet.com, vol. 364, Oct. 16, 2004, pp. 1411-1420.
W. Ripley Ballou et al., "Update on the Clinical Development of Candidate Malaria Vaccines", Am. J. Trop. Med. Hyg., 71(Suppl 2), 2004, pp. 239-247.
Sandra P. Chang, et al., "A Recombinant Baculovirus 42-Kilodalton C-Terminal Fragment of Plasmodium Falciparum Merozoite Surface Protein 1 Protects Aotus Monkeys against Malaria", Infection and Immunity, vol. 64, No. 1, Jan. 1996, pp. 253-261.
George S. N. Hui, et al., "Research Brief: Serum from Pf195 Protected Aotus Monkeys Inhibit Plasmodium Falciparum Growth in Vitro", Experimental Parasitology, 64, 519-522 (1987).

* cited by examiner